INVENTORIES AND DEFERRED COSTS	12 Months Ended
Dec. 31, 2011
INVENTORIES AND DEFERRED COSTS

4. INVENTORIES AND DEFERRED COSTS

Inventories and deferred costs consisted of the following:

	December 31,
	2010	2011
Raw materials	$19,340,554	$20,560,078
Work in progress	10,770,078	5,504,571
Finished goods	43,406,115	67,157,355
Total inventories	73,516,747	93,222,004
Deferred costs	59,579,391	64,689,930
Total inventories and deferred costs	$133,096,138	$157,911,934

The balance for deferred costs results from the quality inspection arrangements with customer acceptance provision, which provides customers with a quality inspection period. Pursuant to the terms of such arrangements, the Company delivers its products and receives payments from customers; however, the Company does not recognize revenue until the earlier of the customer’s acceptance of the products or the expiration of quality inspection period (without a prior rejection of the products by the customer). The balance for deferred costs as of December 31, 2011 increased when compared to that of December 31, 2010 because the Company’s volume of business increased from total revenue of $346 million in 2010 to $674 million in 2011, with revenue from contracts with quality inspection provisions representing approximately 94% of total revenue for 2011 as compared to 83% of total revenue for 2010.

The inventory and deferred costs written-down reserve balance amounted to $4,335,613 and $4,008,770 as of December 31, 2010 and 2011, respectively, to reflect the lower of cost or market. The write-down of inventory and deferred costs was $5,432,673, $1,918,214 and $3,652,506 in 2009, 2010 and 2011, respectively, and included in the “Cost of Revenue”. The following table summarizes the movement of inventory and deferred costs write-downs for the years ended December 31, 2009, 2010 and 2011:

Movement of written-down inventory and deferred costs
As of December 31, 2008	$9,458,100
Inventory write-downs	5,432,673
Removal of write-down inventory balance in connection with inventory discarded with nominal proceeds of $14,320	(366,357)
As of December 31, 2009	14,524,416
Inventory write-downs	1,918,214
Removal of write-down inventory balance in connection with inventory discarded with nominal proceeds of $31,260	(6,426,808)
Removal of write-down inventory balance in connection with inventory sales with proceeds of $5,112,188	(5,680,209)
As of December 31, 2010	4,335,613
Inventory write-downs	3,652,506
Removal of write-down inventory balance in connection with inventory discarded with nominal proceeds of $7,808	(154,164)
Removal of write-down inventory balance in connection with inventory sales with proceeds of $4,470,844	(3,825,185)
As of December 31, 2011	$4,008,770

Inventory items previously written down mainly included earlier generation semiconductor chips and wafers relating to older types of products which were phased out. As the Company is generally not able to reliably estimate the sales price of the older types of products as well as when and if there will be potential market/customer demand for these products, write-downs have generally been at 100% of inventory cost. In 2010 and 2011, the Company sold certain older types of products as market demands arose due to the quick recovery of the semiconductor industry and the Company’s business. In connection with discard and sales of the written-down inventories in 2009, 2010 and 2011, the Company recognized increased gross profit in amount of $14,320, $5,143,448 and $4,478,652 for the years ended December 31, 2009 and 2010 and 2011, respectively.